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                                                                      Exhibit 24

                                POWER OF ATTORNEY

The undersigned directors and/or officers of Dana Corporation (the Corporation) hereby appoint M. L. DeBacker, M. J. Hardman, C. W. Hinde, J. M. Magliochetti,
R. C. Richter, and R. J. Westerheide, and each of them severally, as their true and lawful attorneys-in-fact:

     (i) to execute, in their names and capacities as directors and/or officers of the Corporation, a registration statement, on the appropriate form, and all exhibits, amendments and supplements thereto and any related documents, to register the additional 750,000 shares of common stock of the Corporation authorized for issuance under the amended and restated Dana Corporation 1999 Restricted Stock Plan which was approved by the Corporation's Board of Directors on February 12, 2002, and by the Corporation's stockholders at the Annual Meeting on April 3, 2002, and

     (ii) to file, in the name and on behalf of the Corporation, such registration statement, exhibits, amendments, supplements and documents with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

This Power of Attorney automatically ends as to each appointee upon the termination of his or her service with Dana.

In witness whereof, the undersigned have executed this instrument on April 16, 2002.


/s/ B. F. Bailar                      /s/ R. B. Priory
-------------------------------       --------------------------------------
B. F. Bailar                          R. B. Priory

/s/ A. C. Baillie                     /s/ F. M. Senderos
-------------------------------       --------------------------------------
A. C. Baillie                         F. M. Senderos

/s/ E. M. Carpenter                   /s/ M. L. DeBacker
-------------------------------       --------------------------------------
E. M. Carpenter                       M. L. DeBacker

/s/ E. Clark                          /s/ M. J. Hardman
-------------------------------       --------------------------------------
E. Clark                              M. J. Hardman

/s/ G. H. Hiner                       /s/ C. W. Hinde
-------------------------------       --------------------------------------
G. H. Hiner                           C. W. Hinde

/s/ J. P. Kelly                       /s/ R. C. Richter
-------------------------------       --------------------------------------
J. P. Kelly                           R. C. Richter

/s/ J. M. Magliochetti                /s/ R. J. Westerheide
-------------------------------       --------------------------------------
J. M. Magliochetti                    R. J. Westerheide


/s/ M. R. Marks
-------------------------------
M. R. Marks



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